UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 22, 2007 (Date of earliest event reported)
Digicurve, Inc. (Exact name of registrant as specified in its charter)

NV (State or other jurisdiction of incorporation)	000-52507 (Commission File Number)	20-1480203 (IRS Employer Identification Number)

2764 Lake Sahara Drive, Suite 111 Las Vegas, NV (Address of principal executive offices)		89117 (Zip Code)
(604) 331-1459 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2007, the Company accepted the resignation of Mr. Anthony Scott as a member of the Board of Directors. There were no disagreements between Mr. Scott and the Company relating to the Company's operations, policies or practice. The Company has provided a copy of the disclosures it is making under this Item 5.02 to Mr. Scott on or before the date of filing with the Securities and Exchange Commission. The Company will file any correspondence received from Mr. Scott as an exhibit to an Amended 8K within two (2) business days of receipt.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: ___ September, 2007	DIGICURVE, INC. By: /s/ Stephen L. Burke Stephen L. Burke, CEO and Director